AMENDMENT TO AGREEMENT FOR LOAN CONDITIONS

THIS AMENDMENT TO THE AGREEMENT FOR LOAN CONDITIONS (this "**Amendment**"), is entered into as of December 23, 2024 between TEN Holdings, Inc., a Nevada corporation (the "**Borrower**"), and Naoaki Mashita, an individual residing in Singapore (the "**Lender**"), and amends that certain Agreement for Loan Conditions, dated March 25, 2024 (the "**Original Agreement**"), by and between Xyvid, Inc., a Pennsylvania corporation now known as TEN Events, Inc. ("**TEN Events**") and the Lender, as assigned to, and assumed by, the Borrower pursuant to a certain Omnibus Assignment and Assumption Agreement, dated September 5, 2025, by and among the Borrower, V-Cube, Inc., TEN Events, the Lender, and Spirit Advisors, LLC.

WHEREAS, the Borrower and the Lender desire to amend the Original Agreement as provided below.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. <u>Definitions</u>. Except as otherwise indicated herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Agreement.

2. <u>Amendment</u>.

Article 3.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

> "2. Borrower shall pay all the accrued interest as follows:
> Interest accrued on all the Loans as of <u>December 31, 2024</u> shall be paid on or before <u>March 31, 2025</u>."

3. <u>No Other Amendments</u>. The parties agree that all other provisions of the Original Agreement shall, except as otherwise expressly set forth herein, continue unmodified, in full force and effect and constitute legal and binding obligations of the parties in accordance with their terms. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Original Agreement or any of the documents referred to therein. This Amendment forms an integral and inseparable part of the Original Agreement.

4. <u>Effect of Amendment</u>. This Amendment shall form a part of the Original Agreement for all purposes, and each party thereto and hereto shall be bound hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties.

2.4 <u>Governing Law</u>. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law principles thereof.

2.5. <u>Execution</u>. This Amendment may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Amendment by signing any such counterpart. This Amendment may be authenticated by manual signature or facsimile, .pdf or similar electronic signature, all of which shall be equally valid. The headings in this Amendment are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed as of the date first noted above.

BORROWER: TEN Events, Inc.

John Orobono
Name: John M Orobono Jr
Title: CFO

ACKNOWLEDGED, ACCEPTED, AND AGREED:

LENDER: NAOAKI MASHITA

DocuSigned by:
Naoaki Mashita
D13CAE7CFC3E4CC...

Address: 8 Scotts Road #16-01 Singapore 228238

[Signature Page to the Amendment to the Original Agreement]